JOINT FILER INFORMATION

Title of Security:         Common Shares

Issuer & Ticker Symbol:    Montpelier RE Holdings Ltd. (NYSE: MRH)

Designated Filer:          Cypress Associates II (Cayman) L.P.

Other Joint Filers:        Cypress Merchant B Partners II (Cayman) L.P.,
                           Cypress Merchant Banking II-A C.V., Cypress
                           Side-by-Side (Cayman) L.P. and 55th Street
                           Partners II (Cayman) L.P.

Addresses:                 The principal business office address of each
                           of the reporting persons above is 65 East
                           55th Street, 28th Floor, New York, NY 10022.


Signatures:

                           CYPRESS MERCHANT B PARTNERS II (CAYMAN) L.P


                           By: Cypress Associates II (Cayman) L.P., its general partner

                                By:  CMBP II (Cayman) Ltd., its general partner


                                     By:   /s/ James A. Stern
                                         --------------------------------
                                         Name: James A. Stern
                                         Title: Director


                           CYPRESS MERCHANT BANKING II-A C.V.


                           By:  Cypress Associates II (Cayman) L.P., its
                                 general partner

                                By:  CMBP II (Cayman) Ltd., its general
                                     partner


                                     By:   /s/ James A. Stern
                                         --------------------------------
                                         Name: James A. Stern
                                         Title: Director

                                     CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.


                                     By:  Cypress Associates II (Cayman) L.P.,
                                          its general partner

                                          By:  CMBP II (Cayman) Ltd., its
                                               general partner


                                               By:   /s/ James A. Stern
                                                   -------------------------
                                                   Name: James A. Stern
                                                   Title: Director


                                     55th STREET PARTNERS II (CAYMAN) L.P.


                                     By:  Cypress Associates II (Cayman) L.P.,
                                          its general partner

                                          By:  CMBP II (Cayman) Ltd., its
                                               general partner


                                               By:   /s/ James A. Stern
                                                   -------------------------
                                                   Name: James A. Stern
                                                   Title: Director